UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  May 17, 2006

                               MANARIS CORPORATION

             (Exact name of registrant as specified in its charter)



           NEVADA                    000-33199                 88-0467848
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(State or other jurisdiction    (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)


                                 WITH COPIES TO:
                               DARRIN OCASIO ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                      Tel:(212) 930-9700 Fax:(212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 11, 2006 John H. Simons, 67 years old, was appointed as a Director of Manaris Corp.

John Simons is President of John H. Simons Consultants Inc, a management consulting firm that provides management consulting services to both public and private high-technology companies. He is also Chairman of the Board of ITF Optical Technologies Inc. and of ISR Technologies Inc. and is a Partner in GTI Capital Inc. Until 2002, Mr. Simons served as Chairman of the Board of Ad Opt Technologies Inc. and was Chairman of Engenuity Technologies Inc. until 1998. Prior to June 1994, Mr. Simons was President and Chief Executive Officer of Canadian Marconi Company. Mr. Simons has extensive experience in the aerospace, electronics and telecommunications industries.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits

None.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated this 17th day of May 2006.

                               MANARIS CORPORATION



Dated: May 17, 2006            By:  /s/ John G. Fraser
                                    -----------------------------
                                    John G. Fraser
                                    President and Chief
                                    Executive Officer